UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On September 7, 2018 (the “Effective Date”), Xenon Pharmaceuticals Inc. (the “Company”) entered into a Milestone and Royalty Buy-Out Agreement (the “Agreement”) with Valeant Pharmaceuticals Luxembourg S.a.r.l. and Valeant Pharmaceuticals Ireland Limited, indirect subsidiaries of Bausch Health Companies Inc., (together, “Bausch Health”), pursuant to which the Company will buy out all milestone payments and royalties with respect to XEN1101 (previously known as 1OP2198 or VRX621698) that may become owed to Bausch Health under the Asset Purchase Agreement dated October 30, 2015 (the “1st Order APA”) between Bausch Health and 1st Order Pharmaceuticals, Inc. (“1st Order”). The Company assumed the financial responsibilities owed to Bausch Health under the 1st Order APA pursuant to the Asset Purchase Agreement dated April 25, 2017 between the Company and 1st Order (the “Xenon APA”). The Agreement terminates all financial, recordkeeping and reporting obligations to Bausch Health, including up to $39.6 million in potential clinical development, regulatory and sales-based milestones and a mid-to-high single digit percentage royalty on commercial sales in exchange for a one-time payment of $6.0 million payable to Bausch Health by the Company within 14 days of the Effective Date.

Pursuant to the Xenon APA, the Company remains responsible for future potential payments to 1st Order of $0.5 million in clinical development milestones, up to $6.0 million in regulatory milestones and $1.5 million in other milestones, which may be payable pre-commercially. There are no royalty obligations to 1st Order under the Xenon APA.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

A press release issued by the Company on September 10, 2018 regarding the execution of the Agreement and the Company’s clinical development pipeline is attached hereto as Exhibit 99.1 and is incorporated herein by reference, except for the information set forth under the heading “Xenon’s Cash Runway Guidance,” which information is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Milestone and Royalty Buy-Out Agreement, dated September 7, 2018, by and among Xenon Pharmaceuticals Inc., Valeant Pharmaceuticals Ireland Limited and Valeant Pharmaceuticals Luxembourg S.a.r.l.
99.1	Press Release issued by Xenon Pharmaceuticals Inc. dated September 10, 2018.

The information set forth in Exhibit 99.1 attached hereto under the heading “Xenon’s Cash Runway Guidance” is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenon Pharmaceuticals Inc.

Date: September 11, 2018	By:	/s/ Ian Mortimer
Ian Mortimer
President & Chief Financial Officer